THE TERMS OF THIS AGREEMENT AND ANY ACTION TAKEN OR NOT TAKEN UNDER OR IN CONNECTION THEREWITH SHALL BE SUBJECT IN ALL RESPECTS TO THE TERMS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF MAY 23, 2000 BETWEEN IBJ WHITEHALL BUSINESS CREDIT CORPORATION, AS BANK AGENT, AND FDP BRAKES, INC. (THE "INTERCREDITOR AGREEMENT"), AND IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND THE TERMS OF THE INTERCREDITOR AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL PREVAIL. NOTWITHSTANDING THE FOREGOING, THE OBLIGATIONS OF EACH PERSON REQUIRED TO PERFORM HEREUNDER SHALL REMAIN ABSOLUTE AND COMPLETELY UNAFFECTED BY THE EXISTENCE OF THE INTERCREDITOR AGREEMENT.


                  AMENDED AND RESTATED SECURED PROMISSORY NOTE


$1,420,000                                                Tappahannock, Virginia
                                                              September 27, 2000

     FOR VALUE RECEIVED, U.S. Automotive Manufacturing, Inc., a Delaware corporation, Quality Automot ive Company, a Delaware corporation, and U.S. Automotive Friction, Inc., a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to FDP Brakes, Inc., a New Jersey corporation ("Lender"), or to its order, at 1445 S. Pennsylvania Avenue, Morrisville, PA 19067, or at such other address as the holder of this Amended and Restated Secured Promissory Note ("Note") may specify in writing, the principal sum of One Million Four Hundred Twenty Thousand Dollars ($1,420,000) or, if less, the then unpaid principal amount of Loans (as defined herein), plus interest, made by the Lender in the manner and upon the terms and conditions set forth below.

                              TERMS AND CONDITIONS

1. AMENDMENT AND RESTATEMENT. This Note amends, modifies and restates, but does not extinguish or novate, that certain Secured Promissory Note dated May 23, 2000 executed by the Borrowers and payable to the order of the Lender in the original principal amount of $500,000.

2. THE LOANS. Subject to the terms and conditions herein set forth, Lender hereby agrees to make a $920,000 loan to the Borrowers in addition to the $500,000 loan previously made to the Borrowers on May 23, 2000 (collectively, the "Loans") upon the satisfaction of each of the conditions provided in Section 5 hereof.

3. RATE OF INTEREST. The outstanding principal balance of this Note shall bear interest from the date hereof at a per annum rate equal to ten percent (10%), subject to Section 8 hereof. Interest charged on this Note shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed. In no event whatsoever shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the principal amount due hereunder exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever the fulfillment of any provision hereof involves exceeding the maximum rate of interest chargeable under applicable law, then, IPSO FACTO, such obligation shall be reduced to an amount which would be payable upon utilization of such maximum rate of interest.

4. MATURITY DATE. Principal and all interest under this Note shall be due and payable in full on October 30, 2002 ("Maturity Date"). This Note may be prepaid in whole or in part at any time and from time to time without premium or penalty; provided that any principal amount repaid under this Note may not be reborrowed. Payment received hereunder shall be applied first to the payment of interest and then to the payment of principal, unless otherwise agreed by the Lender.

5. SECURITY. This Note is a secured obligation and is intended to be subject to the terms of (i) that certain Mortgage, Fixture Filing and Security Agreement dated as of May 23, 2000, as amended, by and between U.S. Automotive Manufacturing, Inc. and Lender (the "Florida Mortgage") and (ii) that certain Deed of Trust, Fixture Filing and Security Agreement dated as of May 23, 2000, as amended, by and between by Quality Automotive Company for the benefit of Lender (the "Virginia Deed of Trust" and together with the Florida Mortgage, the "Mortgages"). Not later than ten (10) days following the date hereof, the applicable Borrowers shall execute and deliver the amendment to the Virginia Deed of Trust (the "Virginia Amendment") in substantially the form attached, and shall provide Lender will policies of title insurance with respect to such mortgaged properties and such other documents and instruments contemplated by the Virginia Amendment. All terms, covenants, conditions and agreements contained in the Mortgages, as amended, are hereby made a part of this Note as if they were fully set forth herein, and Borrower promises and agrees to keep, observe and perform the same in accordance with the terms thereof.

6. REPRESENTATIONS OF BORROWERS. In order to induce Lender to make the loan hereunder, each borrower hereby makes the following representations to Lender.

     a. CORPORATE EXISTENCE. Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires it to be so qualified.

     b. CORPORATE POWER AUTHORIZATION ENFORCEABLE OBLIGATIONS. Each Borrower has the corporate power, authority and legal right to execute and deliver this Note, the Mortgages and the Virginia Amendment and to perform the obligations contemplated hereby and thereby. The execution, delivery and performance of this Note, the Mortgages and the Virginia Amendment by each Borrower have been duly authorized by each Borrower's Board of Directors, and no further corporate action on the part of any Borrower is necessary to authorize this Note, the Mortgages and the Virginia Amendment and the performance of the obligations contemplated hereby and thereby. This Note, the Mortgages and the Virginia Amendment have been duly executed and delivered on behalf of each Borrower by duly authorized officers of such Borrower; and this Note and, if applicable to such Borrower, the Mortgages and the Virginia Amendment, when executed and delivered, will constitute the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with their terms.

     c. EXECUTION, DELIVERY AND PERFORMANCE. Except as identified on Schedule 6(c) hereto, the execution, delivery and performance of this Note and, if applicable to such Borrower, the Mortgages and Virginia Amendment by each Borrower does not and will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other person under (i) any existing law, ordinance, or governmental rule or regulation to which such Borrower is subject, (ii) any judgment, order, writ, injunction, decree or award of any governmental entity which is applicable to such Borrower,
          (iii) the charter documents of such Borrower or any securities issued by such Borrower, or (iv) any mortgage, indenture, agreement, contract, commitment, lease, plan, authorization, or other instrument, document or understanding, oral or written, to which such Borrower is a party, by which such Borrower may have rights or by which any of the properties or assets of such Borrower may be bound or affected, or give any party with rights thereunder the right to terminate, modify, accelerate or otherwise change the existing rights or obligations of such Borrower thereunder.

7. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

     a. failure by Borrower to pay the principal and interest under this Note on or before the Maturity Date;

     b. any representation, warranty or statement made or deemed made by Borrower in this Note, the Mortgages or the Virginia Amendment shall prove to be untrue in any material respect on the date as of which made and the result of which such untrue representation, warranty or statement shall result in the diminishment in the value of the property subject to the Mortgages and the Virginia Amendment to an amount less than the appraised value of such property on the date as of which such untrue representation, warranty or statement was made;

     c. failure of Borrower to perform any of its agreements or covenants under this Note, the Mortgages or the Virginia Amendment within forty-five (45) days of the date such agreement or covenant is required to be performed; PROVIDED, FURTHER, in any such event, IBJ Whitehall Business Credit Corporation, as agent (together with any successors and assigns, the "Bank Agent") under that certain Credit Agreement, dated as of July 30, 1999, as amended (the "Credit Agreement") shall have the right (but shall be under no obligation) to cure any such default within the applicable period;

     d. failure of Borrower to pay when due any indebtedness for borrowed money which singularly or in the aggregate exceeds $250,000, and such failure shall (i) continue beyond any applicable cure period, (ii) not be waived or (iii) not be enjoined or otherwise stayed by order of a court of competent jurisdiction, or the Borrower shall suffer to exist any default or event of default in the performance or observance, subject to any applicable grace period, of any agreement, term, condition or covenant with respect to any agreement or document relating to indebtedness if the effect of such default is to permit, with the giving of notice or passage of time or both, the holders thereof, or any trustee or agent for said holders, to terminate or suspend any commitment (which is equal to or in excess of $250,000) to lend money or to cause or declare any portion of any borrowings thereunder to become due and payable prior to the date on which it would otherwise be due and payable;

     e. Borrower is dissolved, terminates its existence, or is liquidated, makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or trustee, commences any proceeding relating to itself under any bankruptcy, reorganization, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, has commenced against it any such proceeding which remains undismissed for a period of 60 days, or indicates its consent to, approval of or acquiescence in any such proceeding, or any receiver of or trustee for the Borrower or any substantial part of the property of the Borrower is appointed, or if any such receivership or trusteeship to continues undischarged for a period of 60 days; or

     f. except as provided in the Mortgages or the Virginia Amendment, a judgment or other claim becomes a lien or encumbrance upon either of the mortgaged premises or any material portion of Borrower's assets, which lien or encumbrance (i) is greater than or equal to $250,O00 and
          (ii) has not been removed within 30 business days of its attachment.

8. RIGHTS AND REMEDIES. Subject to the provisions of the Intercreditor Agreement, upon an Event of Default, in addition to any other rights and remedies available to Lender at law or at equity, Lender may (but shall not be obligated to), at its sole and absolute discretion and without demand or notice to Borrower, which notice is hereby expressly waived, do any one or more of the following:

     a. accelerate and declare immediately due and payable all outstanding principal and interest of this Note, whether or not otherwise due and payable; or

     b. increase the rate of interest such that the amount due and unpaid, including accrued interest thereon, shall accrue at the per annum default rate equal to thirteen percent (13%), subject to Section 3 of this Note.

9. GENERAL PROVISION

     a. If this Note is not paid when due, Borrower further promises to pay all costs of collection, foreclosure fees, and reasonable attorneys' fees incurred by Lender, whether or not suit is filed hereon.

     b. Borrower hereby consents to any and all renewals, replacements, and/or extensions (none of which Lender is obligated to grant to Borrower) of time for payment of this Note before, at, or after maturity hereof.

     c. Presentment for payment, demand, notice of dishonor, protest, and notice of protest are hereby expressly waived.

     d. Any waiver of any rights under this Note or under any other agreement, instrument, or paper signed by Borrower is neither valid nor effective unless made in writing and signed by the holder of this Note.

     e. No delay or omission on the part of the holder of this Note in exercising any right shall operate as a waiver thereof or of any other right.

     f. A waiver by the holder of this Note upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.

     g. Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective.

     h.   This Note may not be changed, modified, amended, or terminated orally.

     i. This Note shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, without reference to the principles of conflicts of laws thereof.

10.  VENUE, JURISDICTION, WAIVER OF TRIAL BY JURY

     THE UNDERSIGNED AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF

BUCKS, COMMONWEALTH OF PENNSYLVANIA OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE UNDERSIGNED WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE UNDERSIGNED, TO THE EXTENT IT MAY LEGALLY DO SO, HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT THE HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY Of THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.

                                    U.S. AUTOMOTIVE MANUFACTURING, INC.

                                    By: /s/ Martin Chevalier
                                        -----------------------------
                                        Name:  Martin Chevalier
                                        Title: President


                                    QUALITY AUTOMOTIVE COMPANY

                                    By: /s/ Martin Chevalier
                                        -----------------------------
                                        Name:  Martin Chevalier
                                        Title: President


                                    U.S. AUTOMOTIVE FRICTION, INC.

                                    By: /s/ Martin Chevalier
                                        -----------------------------
                                        Name:  Martin Chevalier
                                        Title: President

                        SCHEDULE 6(c)- REQUIRED CONSENTS